FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This FIRST Amendment to AMENDED AND RESTATED Loan and Security Agreement (“Amendment”) is entered into as of February 28, 2012 by and among COOPER TIRE & RUBBER COMPANY, a Delaware corporation (“Cooper”), MAX-TRAC TIRE CO., INC., an Ohio corporation (“Max-Trac” and together with Cooper, collectively, “Borrowers”), BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders, the Issuing Bank and the Lenders party hereto.

Recitals

A.    The Borrowers, the Lenders, the Administrative Agent and the Collateral Agent are party to that certain Amended and Restated Loan and Security Agreement, dated as of July 27, 2011, (as such agreement may be amended, restated, or otherwise modified from time to time, the “Loan Agreement”) pursuant to which the Lenders have agreed to make certain loans and extend certain other financial accommodations to the Borrower as provided therein. Terms defined in the Loan Agreement, where used in this Amendment, shall have the same meanings in this Amendment as are prescribed by the Loan Agreement.

B.    The Borrowers have requested that the Issuing Bank and Required Lenders amend certain terms of the Loan Agreement as set forth herein.

NOW, THEREFORE, in consideration of the terms and conditions contained herein, and of any loans or financial accommodations heretofore, now, or hereafter made to or for the benefit of the Borrowers by the Lenders, it hereby is agreed as follows:

ARTICLE 1

AMENDMENT TO LOAN AGREEMENT

Section 1.1    Amendments. The Loan Agreement is hereby amended as follows:

(a)    The following new defined terms are inserted in Section 1.1 of the Loan Agreement in their appropriate alphabetical order:

“Dollar Equivalent: (i) with respect to any amount denominated in any currency other than Dollars on any date, (A) in the case of any Letter of Credit denominated in Euros, the equivalent amount thereof in Dollars determined by using the rate of exchange quoted by Issuing Bank at 11:00 a.m. (New York City time) on the date of determination to prime banks in New York for the spot purchase in the New York foreign exchange market of such amount of Dollars with such other currency and (B) otherwise, the rate at which such currency may be exchanged into Dollars, as set forth at 11:00 a.m. (London time) on such day on the Reuters World Currency Page for such currency (provided that, if such rate does not appear on any Reuters World Currency Page, the rate of exchange shall be determined by reference to such other publicly available service for displaying exchange rates as may be determined by Agent), and (ii) with respect to any amount denominated in Dollars on any date, the amount thereof.

European Union: the Economic and Monetary Union as contemplated by the Treaty of Rome of March 25, 1957, as amended by the Single European Act of 1986 and the Maastricht Treaty (which was signed at Maastricht on February 1, 1992, and came into force on November 1, 1993), as amended from time to time.

Euro and €: the lawful currency of the European Union.

Specified Letter of Credit: a Letter of Credit issued by the Issuing Bank to Unicredit Bank Serbija substantially in the form of Exhibit G.”

(b) The defined term “LC Conditions” appearing in Section 1.1 of the Loan Agreement is amended by:

(i)    replacing the phrase “the expiration date of such Letter of Credit” in clause (c) thereof with the phrase “the expiration date of such Letter of Credit (other than the Specified Letter of Credit); and

(ii)    amending and restating clause (d) thereof to read in its entirety as follows:

“(d) the Letter of Credit and payments thereunder are denominated in Dollars or Euros”

(c)    The defined term “LC Reserve” appearing in Section 1.1 of the Loan Agreement is amended and restated to read in its entirety as follows:

“LC Reserve: the aggregate of (a) all LC Obligations, other than those that have been Cash Collateralized; (b) with respect to Letters of Credit denominated in Euros, any additional amounts established by Agent in its Credit Judgment from time to time to ensure payment in the Dollar Equivalent amount or other determination of the Dollar Equivalent amount at any time in light of fluctuations in currency exchange rates and (c) if no Default or Event of Default exists, those constituting charges owing to the Issuing Bank.”

(d)    Section 1.4 of the Loan Agreement is amended by deleting the following sentence appearing therein:

“All calculations of Value, fundings of Loans, issuances of Letters of Credit and payments of Obligations shall be in Dollars and, unless the context otherwise requires, all determinations (including calculations of Borrowing Base) made from time to time under the Loan Documents shall be made in light of the circumstances existing at such time.”

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and inserting the following in its place:

“All calculations of Value, fundings of Loans, issuances of Letters of Credit and payments of Obligations shall be in Dollars (and with respect to Letters of Credit denominated in Euros, in Dollar Equivalent) and, unless the context otherwise requires, all determinations (including calculations of Borrowing Base) made from time to time under the Loan Documents shall be made in light of the circumstances existing at such time. The amounts owing by Borrowers for any drawings under any Letters of Credit denominated in Euros, the stated amount of all outstanding Letters of Credit denominated in Euros and the amount of fees and other amounts owing with respect to Letters of Credit denominated in Euros shall be the Dollar Equivalent thereof as determined by Agent for all purposes under this Agreement (including, without limitation, for the purpose of determining the amount of LC Obligations at any time).

(e)    Section 15 of the Loan Agreement is amended by inserting a new Section 15.6 therein to read in its entirety as follows:

“15.6    Judgment Currency

(a) If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder in any currency (the “Original Currency”) into another currency (the “Other Currency”) the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures Agent could purchase the Original Currency with the Other Currency at 11:00 a.m. (Central time), on the second Business Day preceding that on which final judgment is given.

(b) The obligation of a Borrower in respect of any sum due in the Original Currency from it to any Lender or Agent hereunder held by such Lender shall, notwithstanding any judgment in any Other Currency, be discharged only to the extent that on the Business Day following receipt by such Lender or Agent (as the case may be) of any sum adjudged to be so due in such Other Currency such Lender or Agent (as the case may be) may in accordance with normal banking procedures purchase the Original Currency with such Other Currency; if the amount of the Original Currency so purchased is less than the sum originally due to such Lender or Agent (as the case may be) in the Original Currency, such Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Lender or Agent (as the case may be) against such loss, and if the amount of the Original Currency so purchased exceeds the sum originally due to any Lender or Agent (as the case may be) in the Original Currency, such Lender or such Agent (as the case may be) agrees to remit to such Borrower such excess.”

(f)    Exhibit G attached hereto is attached to the Loan Agreement as Exhibit G thereto.

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ARTICLE 2

MISCELLANEOUS

Section 2.1    Conditions to Effectiveness. This Amendment shall become effective upon satisfaction or waiver of the following conditions precedent, as determined by the Administrative Agent in its sole discretion:

(a)    this Amendment shall have been duly executed and delivered by the Administrative Agent, Borrowers, Issuing Bank and Required Lenders; and

(b)    all representations and warranties of the Borrowers contained herein shall be true and correct in all respects.

Section 2.2    Representations, Warranties, and Covenants of the Borrowers. Each Borrower hereby represents and warrants that as of the date of this Amendment and after giving effect hereto (a) no event has occurred and is continuing which, after giving effect to this Amendment, constitutes a Default or an Event of Default, (b) the representations and warranties of such Borrower contained in the Loan Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case they are true and correct in all material respects as of such earlier date, (c) the execution and delivery by such Borrower of this Amendment and the performance by such Borrower of the Loan Agreement, as amended by this Amendment, are within such Borrower’s corporate powers and have been duly authorized by all necessary action, (d) this Amendment and the Loan Agreement, as amended by this Amendment, are legal, valid, and binding obligations of such Borrower enforceable against such Borrower in accordance with their terms, and (e) the execution and delivery by such Borrower of this Amendment and the performance by such Borrower of the Loan Agreement, as amended by this Amendment, do not require the consent of any Person (other than that which has been obtained) and do not contravene the terms of such Borrower’s Organic Documents, any Restrictive Agreement or any other indenture, agreement, or undertaking to which such Borrower is a party or by which such Borrower or any of its property is bound.

Section 2.3    Reference to and Effect on the Loan Agreement. Except as expressly provided herein, the Loan Agreement and all other Loan Documents shall remain unmodified and in full force and effect and are hereby ratified and confirmed. The execution, delivery, and effectiveness of this Amendment shall not operate as a waiver or forbearance of (a) any right, power, or remedy of the Lenders under the Loan Agreement or any of the other Loan Documents or (b) any Default or Event of Default. This Amendment shall constitute a Loan Document.

Section 2.4    Fees, Costs, and Expenses. Subject to and in accordance with Section 3.4 of the Loan Agreement, the Borrowers agree to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, negotiation, execution and delivery, and closing of this Amendment and all related documentation, including the fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto.

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Section 2.5    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto as separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, when taken together, shall constitute but one and the same agreement. A telecopy, pdf or similar electronic file of any such executed counterpart shall be deemed valid and may be relied upon as an original.

Section 2.6    Effect; Ratification.

(a)    Except as specifically set forth above, the Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(b)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Loan Agreement or any other Loan Document, nor constitute amendment of any provision of the Loan Agreement or any other Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Loan Agreement as amended hereby.

(c)    Each Borrower acknowledges and agrees that the amendments set forth herein are effective solely for the purposes set forth herein and that the execution and delivery by the Administrative Agent, Issuing Bank and the Required Lenders of this Amendment shall not be deemed (i) except as expressly provided in this Amendment, to be a consent to any amendment, waiver or modification of any term or condition of the Loan Agreement or of any other Loan Document, (ii) to create a course of dealing or otherwise obligate the Administrative Agent, Issuing Bank or Lenders to forbear, waive, consent or execute similar amendments under the same or similar circumstances in the future, or (iii) to amend, prejudice, relinquish or impair any right of the Administrative Agent, Issuing Bank or Lenders to receive any indemnity or similar payment from any Person or entity as a result of any matter arising from or relating to this Amendment.

Section 2.7    Reaffirmation. Each Borrower hereby acknowledges and reaffirms all of its obligations and undertakings under each of the Loan Documents to which it is a party and acknowledges and agrees that subsequent to, and after taking account of the provisions of this Amendment, each such Loan Document is and shall remain in full force and effect in accordance with the terms thereof.

Section 2.8    No Oral Agreements. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

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Section 2.9    GOVERNING LAW. THIS AMENDMENT, UNLESS OTHERWISE SPECIFIED, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS).

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.

BORROWERS:

COOPER TIRE & RUBBER COMPANY

By:	/s/ S. O. Schroeder
Name:	S. O. Schroeder
Title:	Vice President - Treasurer

MAX-TRAC TIRE CO., INC.

By:	/s/ Donald P. Ingols
Name:	Donald P. Ingols
Title:	Asst. Treasurer

[Signature Page to First Amendment to

Amended and Restated Loan and Security Agreement]

BANK OF AMERICA, N.A.,
as Administrative Agent, Issuing Bank and a Lender

By:	/s/ Charles Fairchild
Name:	Charles Fairchild
Title:	Assistant Vice President

[Signature Page to First Amendment to

Amended and Restated Loan and Security Agreement]

LENDERS:

PNC BANK, NATIONAL ASSOCIATION
as a Lender

By:	/s/ Joseph G. Moran
Name:	Joseph G. Moran
Title:	Senior Vice President

[Signature Page to First Amendment to

Amended and Restated Loan and Security Agreement]

LENDERS:

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Randy Abrams
Name:	Randy Abrams
Title:	Authorized Officer

[Signature Page to First Amendment to

Amended and Restated Loan and Security Agreement]

LENDERS:

FIFTH THIRD BANK, an Ohio Banking Corporation,
as a Lender

By:	/s/ Brian Jelinski
Name:	Brian Jelinski
Title:	Vice President

[Signature Page to First Amendment to

Amended and Restated Loan and Security Agreement]

Exhibit G

See Attached

WIFT700 - ISSUE OF A DOCUMENTARY CREDIT

TO : RECEIVING PARTY NAME AND ADDRESS
: PNQV
: NYSW
: S
: EUR
: 000008000000.00
:
:
: UNICREDIT BANK SRBIJA
: RAJICEVA 27-29
: BEOGRAD, SERBIA MONTENEGRO
:
27 : SEQUENCE OF TOTAL
: 1/1
40A: FORM OF STANDBY LETTER OF CREDIT
: IRREVOCABLE STANDBY
20 : STANDBY LETTER OF CREDIT NUMBER
:
31C: DATE OF ISSUE
: 120
40E: APPLICABLE RULES
: UCP LATEST VERSION
31D: DATE AND PLACE OF EXPIRY
: 150810AT OUR COUNTERS
51D: APPLICANT BANK
: BANK OF AMERICA, N.A.
: ONE FLEET WAY
: PA6-580-02-30
: SCRANTON, PA 18507-1999
50 : APPLICANT
: COOPER TIRE AND RUBBER COMPANY
: SERBIA D.O.O.
: SAVSKA 33, KRUSEVAC
59 : BENEFICIARY
: UNICREDIT BANK SRBIJA
: RAJICEVA 27-29
: BEOGRAD, SERBIA MONTENEGRO
32B: CURRENCY CODE, AMOUNT
: EUR 8,000,000.00
39B: MAXIMUM CREDIT AMOUNT
: NOT EXCEEDING
41D: AVAILABLE WITH... BY...
: BANK OF AMERICA N.A.
: BY PAYMENT
46A: DOCUMENTS REQUIRED
:
47A: ADDITIONAL CONDITIONS
:
: WE HEREBY ISSUE IN YOUR FAVOR OUR IRREVOCABLE STANDBY LETTER OF
: CREDIT NO. FOR AN AMOUNT NOT TO EXCEED IN THE AGGREGATE
: NOT EXCEEDING EUR 8,000,000.00 NOT EXCEEDING EIGHT MILLION AND
: 00/100'S EURO FOR THE ACCOUNT OF COOPER TIRE & RUBBER COMPANY
: SERBIA D.O.O., SAVSKA 33, KRUSEVAC.

Draft Approved: 2/6/12
Authorized Signature
Company: Cooper Tire & Rubber Company
Name: S.O. Schroeder
Title: S.O. SCHROEDER
VICE PRESIDENT TREASURER

Draft Approved: 2/6/12
Authorized Signature
Company: Cooper Tire & Rubber Company
Name: S.O. SCHROEDER
Title: VICE PRESIDENT-TREASURER

IT IS A CONDITION OF THIS LETTER OF CREDIT THAT YOU ISSUE ON BEHALF OF COOPER TIRE & RUBBER COMPANY SERBIA D.O.O., SAVSKA 33, KRUSEVAC IN FAVOR OF MINISTRY OF ECONOMY AND REGIONAL DEVELOPMENT, BULEVAR KRALJA, ALEKSANDRA 15, BELGRADE YOUR GUARANTEE IN THE AMOUNT OF NOT EXCEEDING EUR 8,000,000.00 NOT EXCEEDING EIGHT MILLION AND 00/100'S EURO TO EXPIRE ON JULY 10, 2015.

FUNDS UNDER THIS IRREVOCABLE LETTER OF CREDIT ARE PAYABLE TO YOU ON YOUR FIRST DEMAND BY YOUR AUTHENTICATED SWIFT ADDRESSED TO BANK OF AMERICA, 1 FLEET WAY, SCRANTON, PA 18507-1999, ATTENTION: GLOBAL TRADE OPERATIONS STANDBY UNIT, REFERENCING THIS LETTER OF CREDIT NO. AND STATING:

QUOTE
THIS DEMAND IN THE AMOUNT OF ________________ IS BEING MADE ON BANK OF AMERICA, SCRANTON, PA, LETTER OF CREDIT NO. TO REIMBURSE US FOR A PAYMENT WE HAVE BEEN CALLED UPON TO MAKE UNDER OUR GUARANTEE NUMBER ______________ ISSUED ON BEHALF OF COOPER TIRE & RUBBER COMPANY SERBIA D.O.O. SAVSKA 33, KRUSEVAC IN FAVOR OF MINISTRY OF ECONOMY AND REGIONAL, DEVELOPMENT, BULEVAR KRALJA, ALEKSANDRA 15, BELGRADE.
UNQUOTE

THIS LETTER OF CREDIT SETS FORTH IN FULL THE TERMS OF OUR UNDERTAKING AND SUCH UNDERTAKING SHALL NOT IN ANY WAY BE MODIFIED, AMENDED OR AMPLIFIED BY REFERENCE TO ANY DOCUMENT, INSTRUMENT OR AGREEMENT REFERRED TO HEREIN OR IN WHICH THIS LETTER OF CREDIT IS REFERRED TO OR TO WHICH THIS LETTER OF CREDIT RELATES AND SUCH REFERENCE SHALL NOT BE DEEMED TO BE INCORPORATED HEREIN.

THIS STANDBY LETTER OF CREDIT EXPIRES ON AUGUST 10, 2015 AT OUR COUNTERS.

NOTWITHSTANDING ANYTHING CONTAINED IN THIS STANDBY LETTER OF CREDIT OUR LIABILITY UNDER THIS CREDIT IS LIMITED TO NOT EXCEEDING EUR 8,000,000.00 NOT EXCEEDING EIGHT MILLION AND 00/100'S EURO AND WILL CEASE UPON CLOSE OF OUR BANKING BUSINESS HOURS ON THE EXPIRATION DATE AS STATED ABOVE.

ANY CLAIMS RECEIVED AFTER SUCH EXPIRATION DATE WILL NOT BE ENTERTAINED BY US.

WE HEREBY AGREE WITH YOU THAT YOUR AUTHENTICATED SWIFT DRAWN UNDER AND IN STRICT COMPLIANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT SHALL BE DULY HONORED ON DUE PRESENTATION TO US AT OUR OFFICE AS STIPULATED HEREIN.

UPON ISSUANCE OF YOUR GUARANTEE PLEASE FORWARD A COPY OF YOUR GUARANTEE TO US QUOTING OUR REFERENCE NUMBER

ALL BANKING CHARGES AND COMMISSIONS ARISING FROM OUR STANDBY LETTER OF CREDIT AND YOUR GUARANTEE WILL BE FOR THE ACCOUNT OF COOPER TIRE & RUBBER COMPANY SERBIA D.O.O.

: BANK INSTRUCTIONS:
: PLEASE ISSUE A PERFORMANCE GUARANTEE IN YOUR STANDARD FORMAT IN
: SERBIAN LANGUAGE.
:
: SWIFT MAY BE SENT TO BANK OF AMERICA, N.A., NEW YORK SWIFT
: BOFAUS3N FOR FURTHER ADVICE TO BANK OF AMERICA, N.A., SCRANTON,
: PENNSYLVANIA.
:
: THE BELOW CLAUSE DOES NOT APPLY FOR DRAWINGS SUBMITTED VIA
: AUTHENTICATED SWIFT.
:
: DOCUMENTS MUST BE FORWARDED TO BANK OF AMERICA, N.A. ONE FLEET
: WAY PA6-580-02-30 SCRANTON, PA 18507-1999 ATTN TRADE OPERATION
: DEPARTMENT IN ONE LOT BY COURIER.
49 : CONFIRMATION INSTRUCTIONS
: WITHOUT
72 : SENDER TO RECEIVER INFORMATION
:
: THIS IS THE OPERATIVE INSTRUMENT.
: PLEASE ADVISE BENEFICIARY.

Draft Approved: 2/6/12
Company: Cooper Tire & Rubber Company
Name: S.O. SCHROEDER
Title: VICE PRESIDENT-TREASURER